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                                                                    Exhibit 10.2
                                                                    ------------

     SECOND AMENDMENT, dated as of June 20, 2002 (this "Amendment"), to the Credit Agreement, dated as of August 6, 1999, as amended and restated as of January 11, 2002, as amended by the First Amendment dated as of May 14, 2002 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Mattress Holding Corporation ("Holdings"), Mattress Discounters Corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), the Co-Agent named therein, and JPMorgan Chase Bank, as Administrative Agent.

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, Holdings, the Borrower, the Lenders, the Co-Agent and the Administrative Agent are parties to the Credit Agreement; and

     WHEREAS, the Borrower has requested that the Lenders enter into this Amendment as provided herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

          2. Amendment to Definition of "Interest Payment Date". The definition of "Interest Payment Date" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "Interest Payment Date": (a) as to any ABR Loan, the last day of each calendar month to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan, each day that is one month, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (c) as to any Loan (other than, unless otherwise provided herein, any Loan that is an ABR
     Loan), the date of any repayment or prepayment made in respect thereof.

          3. New Definition. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

     "Chicago Sale": the Disposition of 100% of the Capital Stock of The Bedding Experts, Inc. on the terms and conditions (the "Disposition Terms") described in the Stock Purchase Agreement, dated as of June 14, 2002, between the Borrower and Mattress World, Inc., and the License Agreement and the Supply Agreement referred to therein, or on other terms and conditions that are not materially less favorable to the Borrower or the Lenders than the Disposition Terms.

          4. Amendment to Section 2.6. Paragraphs (c) and (d) of Section 2.6 of the Credit Agreement are hereby amended and restated in their entirety as follows:

     "(c) If on any date Holdings, the Borrower or any of their respective Subsidiaries shall receive Net Cash Proceeds from any Asset Sale then such Net Cash Proceeds shall be applied on such date toward the reduction of the Commitments.

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                                                                               2


     (d) If on any date Holdings, the Borrower or any of their respective Subsidiaries shall receive Net Cash Proceeds from any Recovery Event then such Net Cash Proceeds shall be applied on such date toward the reduction of the Commitments."

          5. Amendment to Section 6.2. Section 6.2 of the Credit Agreement is hereby amended by (i) relettering clause (j) as clause (k) and changing the corresponding reference in the opening lines of said Section and (ii) adding the following new clause (j):

     "(j) within 5 days after the end of each alternate calendar week (commencing with the week ending June 22, 2002), a cash flow report with respect to the Borrower and its Subsidiaries for the 13-week period beginning with such week"

          6. Amendment to Section 7.1. Section 7.1 of the Credit Agreement is hereby amended by replacing the table contained therein with the following table:


                                                     Minimum Consolidated
                 Fiscal Quarter                            EBITDA
              --------------------                   ---------------------
               March 30, 2002                            $2,000,000
               June 29, 2002                             $8,705,000
               September 28, 2002                       $11,006,000
               December 28, 2002                        $13,670,000
               March 29, 2003                           $14,717,000
               June 28, 2003                            $16,909,000
               September 27, 2003                       $19,034,000
               January 3, 2004                          $21,500,000

          7. Amendment to Section 7.5. Section 7.5 of the Credit Agreement is hereby amended by adding the following new paragraph (j) to the end thereof:

     "(j) the Chicago Sale"

          8. Amendments to Sections 7.7 and 7.8. Paragraph (b) of Section 7.7 of the Credit Agreement and paragraph (f) of Section 7.8 of the Credit Agreement are each hereby replaced with the reference "[INTENTIONALLY OMITTED]".

          9. Amendment to Section 10.5(a). Section 10.5(a) of the Credit Agreement is hereby amended by adding the following new clause (vi) to the end thereof:

     "and (vi) the reasonable fees and disbursements of FTI Policano & Manzo incurred on behalf of the Administrative Agent and the Lenders in connection with the proposed restructuring of the Senior Notes"

          10. Representations; No Default. On and as of the date hereof, and after giving effect to this Amendment, each of Holdings and the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects, provided that the references to the Credit Agreement therein shall be deemed to be references to this Amendment and to the Credit Agreement as modified by this Amendment.

          11. Conditions to Effectiveness. This Amendment shall become effective on and as of the date that the Administrative Agent shall have received (a) counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of Holdings, the Borrower, the Administrative Agent

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and the Required Lenders and (b) a retainer in respect of the reasonable fees and disbursements of FTI Policano & Manzo incurred on behalf of the Administrative Agent and the Lenders in connection with the proposed restructuring of the Senior Notes and of counsel to the Administrative Agent in the aggregate amount of $125,000.

          12. Limited Amendment. Except as expressly modified herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          13. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                       MATTRESS HOLDING CORPORATION

                                       By: /s/ James B. Hirshorn
                                          ---------------------------
                                       Name: James B. Hirshorn
                                       Title:

                                       MATTRESS DISCOUNTERS CORPORATION

                                       By: /s/ Rick Frier
                                          ---------------------------
                                       Name: Rick Frier
                                       Title: CFO

                                       JPMORGAN CHASE BANK, as Administrative
                                       Agent and as a Lender

                                       By: /s/ Michael Lancia
                                          ---------------------------
                                       Name: Michael Lancia
                                       Title: Vice President

                                       FLEET NATIONAL BANK, as a Lender

                                       By: /s/ George Durstin
                                          ---------------------------
                                       Name: George Durstin
                                       Title: VP

                                       ARK II CLO 2001-1, LIMITED, as a Lender

                                       By:  Patriarch Partners II, LLC, its
                                       Collateral Manager

                                       By: /s/ Lynn Titton
                                          ---------------------------
                                       Name: Lynn Titton
                                       Title: Authorized Signatory